PARTNERS' CAPITAL	3 Months Ended
Mar. 31, 2015
Equity [Abstract]
PARTNERS' CAPITAL
PARTNERS' CAPITAL
Partners' Capital
A rollforward of the number of common limited partner, subordinated limited partner and general partner units follows.

	Common	Subordinated	General partner	Total
Units, January 1, 2015	34,426,513	24,409,850	1,200,651	60,037,014
Units issued under SMLP LTIP (1)	68,955	—	—	68,955
Units, March 31, 2015	34,495,468	24,409,850	1,200,651	60,105,969
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(1) Net of 19,175 units withheld to meet minimum statutory tax withholding requirements
On May 13, 2015, we completed an underwritten public offering of 6,500,000 common units at a price of $30.75 per unit pursuant to an effective shelf registration statement on Form S-3 previously filed with the SEC (the "May 2015 Equity Offering"). Concurrent therewith, our general partner made a capital contribution to us to maintain its 2% general partner interest.
Red Rock Drop Down. On March 18, 2014, SMLP acquired 100% of the membership interests in Red Rock Gathering from a subsidiary of Summit Investments. SMLP paid total cash consideration of $307.9 million (including working capital adjustments accrued in December 2014 and cash settled in February 2015) in exchange for Summit Investments' net investment in Red Rock Gathering. As a result of the excess of the purchase price over acquired carrying value of Red Rock Gathering, SMLP recognized a capital distribution to Summit Investments. The calculation of the capital distribution and its allocation to partners' capital follow (in thousands).

Summit Investments' net investment in Red Rock Gathering		$241,817
Total cash consideration paid to a subsidiary of Summit Investments		307,941
Excess of purchase price over acquired carrying value of Red Rock Gathering		$(66,124)

Allocation of capital distribution:
General partner interest	$(1,323)
Common limited partner interest	(37,910)
Subordinated limited partner interest	(26,891)
Partners' capital allocation		$(66,124)

Details of cash distributions declared in 2015 follow.

Attributable to the quarter ended	Payment date	Per-unit distribution	Cash paid to common unitholders	Cash paid to subordinated unitholders	Cash paid to general partner	Cash paid for IDRs	Total distribution
		(In thousands, except per-unit amounts)
December 31, 2014	February 13, 2015	$0.5600	$19,279	$13,670	$702	$1,442	$35,093
On April 23, 2015, the board of directors of our general partner declared a distribution of $0.565 per unit attributable to the quarter ended March 31, 2015. The distribution will be paid in accordance with the third target distribution level on May 15, 2015 to unitholders of record at the close of business on May 8, 2015.
Summit Investments' Equity in Contributed Subsidiaries. Summit Investments' equity in contributed subsidiaries represents its position in the net assets of Polar and Divide and Red Rock Gathering that have been acquired by SMLP. The balance also reflects net income attributable to Summit Investments for Polar and Divide and Red Rock Gathering for the periods beginning on their respective acquisition dates by Summit Investments and ending on the dates they were acquired by the Partnership. Net income was attributed to Summit Investments for (i) Polar and Divide for the three months ended March 31, 2015 and 2014 and (ii) Red Rock Gathering for the period from January 1, 2014 to March 18, 2014. Although included in partners' capital, these net income amounts have been excluded from the calculation of earnings per unit ("EPU").